Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Fortress Private Lending Fund (the “Company”) on Form 10-Q for the period ended June 30, 2026 as filed with the Securities and Exchange Commission (the “SEC”) on the date hereof (the “Report”), I, Aaron Blanchette, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes Oxley Act of 2002 (the “Act”), that, to my knowledge:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 11, 2026
/s/ Aaron Blanchette
	Name:	Aaron Blanchette
	Title:	Co-Chief Executive Officer (Co-Principal Executive Officer)

A signed original of this written statement required by Section 906 of the Act has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.